Exhibit 99 - Transcript of Quarterly
Earnings Teleconference

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                                                                Final Transcript

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   CCBN StreetEvents Conference Call Transcript

   UBET - Q2 2003 Youbet.com Earnings Conference Call

   Event Date/Time: Aug. 12. 2003 / 2:00PM PT
   Event Duration: N/A


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 CCBN StreetEvents   streetevents@ccbn.com    617.603.7900  www.streetevents.com
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                                                                Final Transcript
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UBET - Q2 2003 Youbet.com Earnings Conference Call
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CORPORATE PARTICIPANTS
 Charles Champion
 Youbet.com - President and CEO

 Gary Sproule
 Youbet.com - CFO

CONFERENCE CALL PARTICIPANTS
 Tim Rice
 Rice Volker - Analyst

 Mitch Pintos
 Oppenheimer&Company - Anaylst

 Amir Ecker

 Philadelphia Brokerage - Analyst

 Josh Goldman
 Ardsley Partners - Analyst

 Jeff Martin

PRESENTATION

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Operator

Good afternoon everyone. You have joined the Youbet conference call. My name the Jean, I will be your coordinator today. If during this call, you should require any assistance S press star zero. This call is being recorded for replay purposes. I will turn the meeting over to your host at Youbet.com

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Unidentified Speaker

Good afternoon and thank you for joining us. If you have not received a copy of the press release, please call 818-668-2100 and we will be happy to send one to you. With us today from Youbet manage team are Charles Champion, Chairman and Chief Executive Officers, and Gary Sproule, Chief Financial Officer They will provide an overview of the second quarter results, and then open the call to your questions. Come made during this call may contain forward-looking statements.

Actual results may differ materially than those discussed in this call. The speakers of this call claim the protection of the Safe Harbor provisions contained in the Private Security Litigation Reform Act of 1995. The company undertakes no obligations to revise any forward-looking statements whether as a result of new information, future events or otherwise. I will now turn to call over to Youbet's Chairman and Chief Executive Officer, Chuck Champion.

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Charles Champion  - Youbet.com - President and CEO

Good afternoon. Hopefully you have had an opportunity to review yesterday's press release. You will see the significant progress we have may in the quarter in several areas of our business.

Some of you may have  missed  the  public  announcement  last  Tuesday by Deloit
&Touch of its 2003. Los Angeles technology fast 50 list. This is an annual ranking of the fastest growing technologies companies in Los Angeles and your company was present in that group.

I see our presents there symbolic of the transformation that Youbet.com has undergone over the past 18 months. And a reflexion of the dedication of our employees.

Gary will go over the numbers with you in some detail in a few minutes. But I wanted to review several operating highlights on the second quarter and comment on the financial results as contained in our press release.

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 CCBN StreetEvents   streetevents@ccbn.com    617.603.7900  www.streetevents.com
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UBET - Q2 2003 Youbet.com Earnings Conference Call
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No one who has  ever  watched  a  thoroughbred  race  could  resist  the lure of
Funnyside's(ph) bids for this years triple crown. I had the privilege to be at Belmont for that thrilling contest in which Empire Makers(ph) stole Funnyside's thunder. The race may have raised many questions among experts about which horse was a superior performer overall.

There is certainly no question about Youbet's performance throughout the triple crown. We achieve new record handles for the (inaudible) and the Belmont stakes to add to our record handle for the Kentucky Derby during the first quarter. You may recall that our handle for the Derby increased more than140% from the prior year.

For the PREGNI (ph), our handle was up 46% to a new record while the Belmont produced a record handle of 77% larger than our previous record. We also doubled our marketshares on those races, and in the month of May alone we established a new record handle of over 28 million dollars.

The key measurement of Youbet's performance in the eyes of our customer is reliability. Youbet's technology was flawless under pressure as usage peeked during each leg of the Triple Crown. Not a single interruption was experienced.

We've already reported to you that we served nearly 10,500 users on Ketucky Derby day, with some 5600 subscribers online at one time. Reliability for the -- (inaudible) in Belmont was also excellent. When this level of technology excellence is viewed in light of the fact that our system is scalable by a factor of 3, it's easy to appreciate the level of confidence we have in our product , pride ,and our engineering staff, member services team, and our funding group in Oregon.

A note on subscription revenues. In January of this year, we installed a new fee-based structure in the Youbet system. We are gratified that revenues to date are double those we planned for in our budget. There are more active Youbet customers now, than when the subscription fees were initiated. This is a clear indication to us that the overall popularity of our product.

We think it's become abundantly clear to investors over the past three quarters inparticular that our operating turnaround is well established. Although, we continue to manage remnants of the clean up, al some legacy issues,our focus is now moved from the tactical turn around to strategic growth.

We have made equally good progress in terms of Youbets financial condition having reported yesterday our third consecutive quarter of positive cash flow as measured by EBITDA and our EBITDA of 606,000 dollars.

Although impacted by variable accounting for stock options was nevertheless 1.6 million higher than the same period in 2002. On a year to date basis, EBITDA grew more than 3.6 million after the accounting adjustments.

With regard to the accounting and stock options in the second quarter, you should know that this is a legacy issue from 2001. We might have looked at it differently than previous management had, had we been in charge at the time. The fact of the matter is that the relative impact of the cost is directly related to the increase of our stock price.

Now a few words on the subject of cost discipline. We have emphasized in past calls and we reinterate in this one that aggressive cost cutting has been part of our tactable turn around, combined with increases in handle which have combined to produce an improved EBITDA number.

Expense reductions implemented to date have included downsizing, renegotiations of contracts and streamlining of account funding processes. We fully realize the expense numbers we reported for the second quarter were slightly higher than some investors expected.

As we said in our press release, these costs were directly related to the company's strategic initiatives. We may have spent more money than some had anticipated but we have not spent a dime more than we should have.

You may recall during our first quarter conference, I discussed a co-marketing agreement, signed in April with California Authority of Racing Fairs or CARF . This partnership will allow Youbet to market at more than 50 carp(ph) racing and wagering facilities throughout California.

We will  have a debuted  in late  September  at the carp  facility  in  surfside
(ph)California. We are expecting this as just a beginning of the copromotion with carp. We will open Youbet to millions of potential users who can access our full range of services from these carp locations.

The other equally exciting partnership is an exclusive relationship we have formed with Digital Orchid, a leading wireless solution firm in San Diego, California. I spoke briefly about this at our first conference call and we've made rapid progress with the outstanding team at Digital Orchid in preparing to offer our subscribers access to the Youbet network by using pocket PC and smart phone devices.

The technologies are now in the final stage of beta(ph) testing and we expect this wireless product (ph)to be available to the general public in the next several months.

In summary, I'd like to leave you with five thoughts. We are on tract with business plan and our financial and operating turnaround is nearly complete. Our operating concentration is on handle and yield from our core business.

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 CCBN StreetEvents   streetevents@ccbn.com    617.603.7900  www.streetevents.com
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UBET - Q2 2003 Youbet.com Earnings Conference Call
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Management  is  focused  on  long-term  growth.  Management  sees  further  cost disciplines as an indispensable prerequisite to success. and building long-term shareholder value.is management's guiding principle.

Before turning the call over to Gary, I would like to extend my respect, gratitude and appreciation and that of the entire management team to Mr. Larry Lucas our outgoing Chairman.

Larry as resigned from the board to persue a new and very exciting international business opportunity in the gaming industry.

By no means will we be losing Lary's counsel, which has been so critical in so many ways in the companies reorganization and recovery.

He has agreed to continue to offer us his insight and knowledge which we welcome. Meanwhile, all our best wishes to Larry and his great new success in his new venture. With that, I'm going to turn the call over to Gary Sproule, our Chief Financial Officer. The call is all yours.

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Gary Sproule  - Youbet.com - CFO

Thank you Chuck. The financial information that we are providing to you this afternoon for the second quarter 2003 is based on unaudited information included in our form 10QSEV(ph) filed with the SEC(ph) and in yesterday's earnings release.

Total gross wagers or handle placed and accepted during the second quarter increased to a record 73.3 million dollars up 85% from 39.6 million dollars in the second quarter of the 2002.

For the six months of the 2003, total handle was 134.3 million dollars up 101% from 66.6 million dollars last year. This represents or fifth consective quarter which we have set a record handle and our six consecutive quarter of handle growth. Our handle growth and increase in market share are driven by increases in new accounts, continued enhancement in our product functionality, targeted successful marketing campaigns and promotions and our robust content offering.

Second quarter 2003 gross revenue increased to 13.8 million dollars compared to the gross revenue of 6.0 million dollars in the second quarter of 2002. For the first six months of 2003, our gross revenue was 24.8 million dollars compared to the gross revenue of 8.6 million for the same period in 2002.

This substantial rise in gross revenue was due to our increase in handle. Net revenue after deducting fees to our track partners , and other licensing fees
4.7 million dollars in the quarter. Compared to 2.3 million a year ago. This represents 105% increase.

For the first half of 2003,  net revenues were 8.5 million  dollars  compared to
4.0 million for the first half of 2002. Our improvement was driven by a growth in handle and maximizing revenue yield by incentivizing our customers to wager on (inaudible) that generate the greatest yield to Youbet.

Second quarter operating expenses other than track and licensing fees were 4.1 million dollars. Up 761,000 from the second quarter of last year.

Comparable six month expenses were 7.4 million up 897,000 from the six months last year. One of the main drivers of this increase is associated with discretionary non-routine professional fees incurred to posture the company for a series of strategic initiatives as Chuck mentioned earlier. These initiatives are focussed on both the short term to gain market share and longer term to support our growth in handle and yield. Our operating expenses associated with running the business on a day-to-day basis for the first six month of 2003 continue to remain down for the prior year.

Network  operations  expenses  which  consist  of  salaries,   data  center  and
telecommunications management for the second quarter were $507,000 slightly up from $503,000 the prior year.

For the six months of 2003. these expenses were $946,000 down from $995,000 a year earlier. Research and development expenses which support the continued maintenance, upgrading and the development of our network infracstructure were also up slightly in the second quarter of 2003 at $566,000 compared to the $547,000 in the second quarter of the 2002.

These expenses total 1.1 million for the six months of 2003 basically flat 2002. Sales and marketing expenses for the second quarter were $612,000 up slightly from the prior year. However, for the six month period, these expenses totaled $861,000 in 2003 down $315,000from the level in 2002. This reduction was as a result of targeting, cost effective customer solicitation and acquisition programs, lower marketing program expenditures and recovery of some prior agency fees that we had paid in the past.

General and administration expenses for the second quarter of 2003 were $2.4 million up from $1.7 million from the prior year. For the six month of 2003, these expenses were $4.6 million compared to the $3.3 million in the 2002.

This increase was primarily due to increases in salaries and employee bonuses stock-based compensation , professional fees and administrative expenses. As Chuck discussed earlier, included in G&A expenses is non-cash charge of $100,000 associated with the variable accounting of employee stock options that were repriced in 2001.

Under variable accounting of stock options, we are required to mark to market the option price to calculate the associated expense similarly said as the price increases and option increases likewise

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UBET - Q2 2003 Youbet.com Earnings Conference Call
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when the stock price increases the option expense  decreations.  Until such time the option is either exercised or expires.

378,774 stock options were repriced in 2001 representing 10% of all our vested options and 7% of all options outstanding. The company's quarterly operating loss from operations of $893,000 is a $1.5 million improvement from our loss of $2.4 million a year ago. For the six month, the operating loss of $1.8 million in the first half of this year is $3.5 million better than the loss of $5.3 million a year ago.

Earnings before interest, taxes depreciation and amortization for the second quarter 2003 were $606,000 and improvement of $1.6 million from the second quarter 2002. EBITDA for the first half of 2003 was $1.1 million. An increase of $3.6 million over the first half of 2002.

Net loss for the quarter was $982,000 compared to a net less of $2.6 million for the second quarter of 2002. A 4 cent per share loss this quarter compared to the 13 cent per share loss from the year ago.

The net loss for the six months of 2003, was $2.2 million dollars compared to $5.5 million a year ago. A 9 cent per share loss this year compared to a 27 cent per share loss a year ago. Next I would like to briefly comment on our balance sheet. As of June 30, 2003, Youbet had assetsof the $19.5 million, including $10.2 million in cash, cash equivalents, and restricted stock. Our liabilities totaled $11.4 million and our stockholders equity totaled $8.2 million.

As of June 30, 2003 our networking capital was a positive $2.1 million compared to a networking capital deficit of $2.3 million dollars at the end of December 31st, 2002. At this point, I would like to turn the call back over to Chuck.

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Charles Champion  - Youbet.com - President and CEO

Thank you very much Gary. Questions now please

QUESTION AND ANSWER
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Operator

If you would like to ask a question star and then one please. Questions are taken in the orders they are received. Please hold while questions are being registered. And your first question comes from Jeff Martin. Please proceed.

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Jeff Martin

Hi Jack and Gary. Tough time getting a hold of the number for the dial-in. But might suggest that they put that in the press release next quarter. Wanted to ask you a little bit more about the mobile phone launch scheduled for fourth quarter. What will be a role in the participation of that launch and will you have any sales and marketing expense associated with that?

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Charles Champion  - Youbet.com - President and CEO

No. Actually, we will have minimal to no expense associated with the launch. The provider Digital Orchid will be handling the physical launch. They're working with the carriers and providers, provisioners ,of the units as well as the on site demonstrations they're planning on doing throughout the industry.

We will be using e-mail and other methods to communicate with our customers that it's available and signing up our current customer base.

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Jeff Martin

Okay. And then second question. Have you -- are you still continuing to negotiate contracts with independent tracks? Or is that primarily complete at this point?

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Charles Champion  - Youbet.com - President and CEO

Actually, it's an ongoing process, Jeff. We contract for a year at a time prior to the beginning of the meet for the year and then we then re-contract usually a year later for the next running of the meet.

So it's an ongoing process. They're all going well. There isn't any material change in any of them to speak of. Some of them are actually gotten a little bit more favorable as we've been able to increase handle on the tracks we become more valuable to the tracks. They've rewarded us with an improvement of yield.

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Jeff Martin

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UBET - Q2 2003 Youbet.com Earnings Conference Call
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Okay. And then will we start to see some  seasonality in the second half of this year? I know you referred to in the past of 60% of the business run in the second and third quarter and 40% in the first and fourth. Your growth has been, you know, quite, you know, quite the growth rate the last 18 months. Wondering if we will see some seasonally I show up in the fourth quarter with sequential down tick from third to fourth quarter in the handle?

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Charles Champion  - Youbet.com - President and CEO

We are still experiencing significant growth. We're monitoring it carefully. We know that obviously the racing season in the fourth quarter is not what it is in the second and third quarter in terms of content. We showed some very positive growth in the fourth quarter of last year as you've mentioned.

So right now, we're caution cautiously optimistic that this is going to continue on the same growth rate that we have been experiencing over the last four quarters.

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Jeff Martin

Chuck, I want to congratulate you on your Chairmanship.

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Charles Champion  - Youbet.com - President and CEO

Thank you very much.

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Jeff Martin

I'll talk to you again soon

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Charles Champion  - Youbet.com - President and CEO

Good.

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Operator

Again, as a reminder, star one to ask a question. We will hold for the next question. And your next question comes from Tim Rice, of Rice Volker.(ph) Please proceed.

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Tim Rice  - Rice Volker - Analyst

Hi, Chuck and Gary. Couple of questions. One on the subscription revenues that you're now earning, do you know distribution is between players that are too small to get comped on the information and what percentage are paying for this and not betting with you?

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Charles Champion  - Youbet.com - President and CEO

You know, I don't have that right in front of me, Tim. We do break it down. I just don't recall the number off the top of my head.

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Tim Rice  - Rice Volker - Analyst

What I was driving at is, is there any active marketing attempt to capture those guys that are abusing offshore or other gambling sources that could -- that are certainly finding that subscription payment a very small burden I'm sure.

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Charles Champion  - Youbet.com - President and CEO

We're working with several people in the industry to address that issue. I'm hoping to be able to provide more specificity to you when we meet again in about 13 weeks.

But, yes, it's an area where you we think there is potential, Tim, and we can improve that. Some of the handle increases that we saw in the previous quarter were the result, we believe, of non-wagering customers down at the smaller end picking up their wagering activities in order to offset the subscription fees.

Now we're seeing that we probably has some more people that are more locked in and as you suggest are wagering offshore. We're targeting them next.

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Tim Rice  - Rice Volker - Analyst

Second question was involving the wireless product that you're doing the BETA test now. It seems like this is a racetrack's worst nightmare because it will afford the player to sit in the stands and not run his bet through the pari-mutuel system in the track. Have any is plan as to how the racetrack is happy if this thing amounts to an increase in handle for you that I think it might?

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Charles Champion  - Youbet.com - President and CEO

Cannibalization is certainly a concern. It's a concern of ours not only the track. With our rates with tracks, we are -- other than them physically being as you suggest sitting there wagering on the race that's running at the time, there is no other source that is more profitable to the track than one running the bet through Youbet.

This device much like a telephone is design to add convenience to the individuals that are not able to make it to the track that day.

We think the increase in handle because of convenience is going to be so much more than any potential cannibalization that will occur at the track.

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UBET - Q2 2003 Youbet.com Earnings Conference Call
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We'll  have to  keep a  watchful  eye on  those  numbers  and  stay in  constant communication with our track partners and address what we need in terms of their concerns which we have in the past candidly.

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Tim Rice  - Rice Volker - Analyst

And one quick one very quickly. Is there any plan in the near future to begin giving any guidance on potential increase in subscribers revenue growth, that sort of thing?

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Charles Champion  - Youbet.com - President and CEO

We are not providing guidance. We haven't provided guidance. We will not be providing guidance at least through this next quarter.

We are talking about at what point if we're -- that we should. We understand we're in certain cases it could be helpful. We're now talking about that. We've hired a new IR firm and PR firm to work with us on that and several other questions as it relates to the investment community.

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Tim Rice  - Rice Volker - Analyst

Okay. Great. Well thanks very much.

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Charles Champion  - Youbet.com - President and CEO

Thank you very much. We appreciatate your help and support.

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Operator

As a reminder, star one for questions. And your next questions comes from Mitch Pintos from Oppenheimer & Company.

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Mitch Pintos  - Oppenheimer&Company - Anaylst

I hate to kick a dead horse, pun intended I keep going back to these legacy issues particularly the option and warrant issues.

I was hoping you could clarify this one more time for me. I'm look at the depreciation and amortization on the income statement shows about 1 million
4.99. How much of that is related specifically to the options and TVG(ph) warrants? Can you break it out for me?

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Gary Sproule  - Youbet.com - CFO

We pick up the options -- you're talking about the re-pricing and variable accounting issues. We picked it up in G&A as an expense and flows through EBITDA. The amortization on the TBG warrant is running about a $1 million a quarter. A million to a million two in that range.

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Mitch Pintos  - Oppenheimer&Company - Anaylst

Okay. So a million to million two on the...

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Gary Sproule  - Youbet.com - CFO

TBG warrant

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Mitch Pintos  - Oppenheimer&Company - Anaylst

That is about 4 or 5 cents a quarter?

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Gary Sproule  - Youbet.com - CFO

Yeah. I think we had this conversation before, Bruce.

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Mitch Pintos  - Oppenheimer&Company - Anaylst

If you back out these non-cash issues, the company is cash flow positive it's just a non-cash issue which is legacy issue which keeps coming back to bite you.

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Gary Sproule  - Youbet.com - CFO

That's correct. The warrant and the option pricing issue are non-cash, obviously legacy issues

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Mitch Pintos  - Oppenheimer&Company - Anaylst

Okay.

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Charles Champion  - Youbet.com - President and CEO

And they expire when the option expires in May on the 18th at 5pm Pacific Standard time.

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Mitch Pintos  - Oppenheimer&Company - Anaylst

Not that we're counting.

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Charles Champion  - Youbet.com - President and CEO

Right.

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UBET - Q2 2003 Youbet.com Earnings Conference Call
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Mitch Pintos  - Oppenheimer&Company - Anaylst

Thank you.

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Gary Sproule  - Youbet.com - CFO

Thanks.

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Operator

And your next question come from our Amir Ecker (ph) of Philadelphia Brokerage.

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Amir Ecker  - Philadelphia Brokerage - Analyst

I'm relatively new to the company to follow up the question that Jeff had earlier I want to try to understand the economics of the wireless products that's going to be launched shortly. Did I understand you're not going to have additional SG&A or marketing expenses with that launch?

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Gary Sproule  - Youbet.com - CFO

That's correct.

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Amir Ecker  - Philadelphia Brokerage - Analyst

So, how are the economics of a bet placed via wireless going to compare to over the Internet? Because it begins to make your wonder if this is a possible business for the tracks, you know, the way to get new customers is to go up in to the penthouse suite, where they have runners taking your bets and everything -- and introduce it with the track and with the tracks backing.

As people see how easy it is to put the bets in wireless, once you did a wireless bet, why would you ever stand in line again?

As long as it's more profitable. It seems like everybody wins here if I understand what you said about the economics from the track's perspective

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Gary Sproule  - Youbet.com - CFO

No, you didn't misunderstand it. It's win/win situation. For several are reasons. The economics to us are a comparable almost identical to whether they wager over the phone or online.

So our yield in revenue from this would be no different from the channel in which we take it. For us, it's neutral. It extends the brand of the track out to times and places where these individuals would not find themselves there.

It's not convenient to go to a live race. During the course after meet, there are very few people that are there every day. And watching a race and watching a race and wagering on the race.

There are some but relatively few. They catch a weak end or a day here or day there. They catch one of the larger runnings where obviously the stakes are higher.

Those kinds of things, named races. So we think it's a great extension for the current customer base. The other aspect, is working with the carriers and provisioners, horse racing is going to be taken to a whole new group customer potential.

The interface we're using is simple. It's very easy to use. It's not as complicated as the Youbet site itself.

And but, you know, it does give quite a bit of feature and functionality. We think it's going to be a boom for us over time. It's going to take a while for the technology to be adopted. Smart phone and pocket PC don't have a tremendous penetration today, but over the next number of years we think that we will be able to grow with it.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Again, does Digital Orchid have a website that we can go to?

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

If you see pocket PCs and the other PC --

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

PDA?

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

Exactly.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

So who is going to be like marketing the product then? Youbet is going to be marketing and they're going to be provisions? How do you get it -- I want this, how are you going it? Are you roll it out by region are the racetracks all on board? What are the price points? Like anything, a lot of these things everyone always starts out with a high price point and kind of freezes your buyers if you get it at a really decent price. You're going to have any introductory things? -- I don't know- you got to do some kind of marketing stuff to really get people to want to try it.

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                                                                Final Transcript
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UBET - Q2 2003 Youbet.com Earnings Conference Call
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--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

Yes, Digital Orchid is again working with people like AT&T and Verizon and -- so it will be available in retail outlets. It will also be available with the track partners that we are in the process of signing up do on site placement and product demonstrations. Other than the cost of the device, a lot of these carriers have data plans that are basically all you can eat data plans.

Some of them go as high as 70 or 80 dollars a month. We believe those price will come down as the market expands. There are no particularly usual high-end costs associated in term of subscription prices on our side or Digital Orchid's side. There is a small amount but not much. So we're not creating barriers to entry with high price points.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Are there any technological bugs yet remaining -- I mean, do you feel fairly assured of a launch in the fourth quarter?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

We've gone through and we've done quite a built of alpha and now beta testing with the device and Digital Orchid has produced a terrific device for us.

While there are a few, you know, bugs that have surfaced, they went back and engineered and corrected them. And, you know, we're working through those. That's why I'm can confident we'll see a launch in the fourth quarter.

Now, again, the things that need to come together on that is finish the beta testing and put some serious loads on the device which we're in the process now.

Then we obviously have to finish our conversations with the tracks and then finish our conversations with the remaining carriers.

Those are all going quite well. That's why I'm confident we'll see a fourth quarter launch.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Are the tracks excited about the wireless waging device?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

Yeah, there are a number that are very excited. There are others that are still trying to figure it out, how does this technology effect me and some of the questions that have come up on this call. Is there going to be a larger cannibalization issue, and so on and so forth.

The same kind of questions that were asked about ADW(ph) and OTBs. These are, you know, age-old questions- is the return going to be greater than the initial cannibalization or loss? We think it's going to be considerably greater

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Are you in the tracks you're negotiating with, are you aiming to have a Youbet wireless device be an exclusive betting device wirelessly with them or is that not possible?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

No. Actually there are a few things that we do on an exclusive basis. And then most things we do on an inclusive basis. We frankly- some might argue with this-we feel very strongly that this company is a big tent company. We want to grow the pie. Not to sit there and try to cut a pie that's shrinking.

We want to grow the pie. So as other people come to us that may want to participate in this, we want to have conversations with them about doing that. If other ADW companies want to participate in this technology, we're more than happy to sit down and have those conversations with them.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Two other questions if I might. Speaking of cannibalization in the Philadelphia area and lot to do in our state about the prospect of having slots at racetracks and impact that's going to have on the tenants -- attendance at the tracks.

I think New York is undergoing a similar type of discussion now. I think Pennsylvania might be a further along. The prospect of growing customers back to the track for slots, have any -- I mean, just your experience as to opposed I guess as to what impact that would have on your business likely?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

Well, there are two examples out there that you can study a little bit that I'm familiar with. One is Mount Near(ph) in West Virginia and other is just south of you in Delaware Park, in Delaware.

Both of them now have slots. And a share of that slot revenue goes to purses. And they're attracting larger fields. With larger fields more betting interest. More betting interest than larger pools. Again --

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                                                                Final Transcript
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UBET - Q2 2003 Youbet.com Earnings Conference Call
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--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

That makes sense.

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

Fueling. So I'm not saying it's people actually go there and pull the handle on the slot machines are not necessarily wagering anymore on horse races I'm sure there's some of that (inaudible) the folks at Delware Park have material that they can probably provide you if you ask for it.

The question I have for you do you like Dellasandros(ph) or Pats better

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Pats.

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

Okay.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

On last question, with all this potential legislation with the Internet gambling and the like, and the prospect of gaining some kind of traction in the international markets, I mean, the international markets just dwarf us -- they are nutso in the Far East in particular with the betting.

Hundreds of thousands of people come to see a horse race. Their attendance is mind boggling. Any, you know -- I know it's important that it's a small company to focus and focus and focus to get this right.

You have the infrastructure it sounds like you have, is there any developments that we can look for in '04 on the international scene?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

We talked about the couple of LOIs that we signed in principally in Latin America and with companies like Korderry(ph) which is a large Spanish gaming concern that does lotteries and bingos and those sort of things, we are looking at other international opportunities. It has been slower going than we hoped, but we're still after it and we're still optimistic that we can start breaking in to some of these markets. The Asia is particularly tough because it's hard to break into but we're still working on it.

--------------------------------------------------------------------------------
Amir Ecker  - Philadelphia Brokerage - Analyst

Thank you so much.

--------------------------------------------------------------------------------
Operator

And your next question comes from Josh Goldman of Ardsley Partners. Please proceed.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

How are you?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

Good.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Just a couple of quick questions. Number one, is on your expense side just walking through its some of your sales and marketing costs were a little bit higher this quarter and I realize that a lot of that was strategic. How much how much of that is recurring now going into the next couple quarters verses one time in nature and part of the excitement about the story is not just the top line gross but the leverage in the model as these expenses really don't need to be ramped up from about a million dollars a month to kind of keep this site going. I'm just trying to sense that is a higher number as we go forward

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

Let me comment first on the sales and marketing, Josh. It was loaded to the second quarter primarily to be in front of the Triple Crown events with respect to marketing and campaigns.

We saw a spike in the second quarter relative to other quarters from the sales and marketing point of view. You're absolutely right with respect to the leverage to that we have with our operating expenses in the company.

And Chuck and I continue to believe that we keep the core operating expenses between a million and million two a month, you know barring (ph) some of these non-routine expenses that we've picked associated with trying to grow the business. So we're still focused and committed to keeping expenses in line going forwards recognizing there might be some opportunity where we might have to spend some money.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

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                                                                Final Transcript
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UBET - Q2 2003 Youbet.com Earnings Conference Call
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So I understand that a little bit more fully,  you should expect the return back to the seasonally normal expenses on the operating side for the third quarter? It shouldn't be up in the 4 million dollar range again?

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

On an operating basis we will continue to stay lean. There is maybe some additional non-routine expenses we haven't gotten through the quarter yet to address that.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Few other quick things. One is your share count, seems like it went up for the quarter quite a bit. Can you give me the exact numbers for that?

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

The shares of the June 30, 2003 was 26.9 million.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

And what was it at the end of the first quarter?

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

I don't have that

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

I thought it was close to 22 or 23, almost 3 million dollar increase.

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

It's up -- yes.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Okay.

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

Weighted average for the quarter was 25.7.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Gotcha. And that's just in terms of our your options outstanding --

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

Options and warrants.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Just one last thing I don't want to keep everyone else waiting obviously had a great handle again and revenues continued to ramp which we love to see.

Is there any sense that your yield kind of with the tracks or just in terms of, you know, some of the other improvements I know you're making with some in specific states that, you know -- the handle could go up but your revenues might have a bigger percentage cut ton handle as we go forward? Can you give a little more commentary on that as well?

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

We are working on that very thing, you know, we are working on improving our yields because, you know, different tracks have different rates. Breed of horse makes a difference. Type of wager makes a difference. Wagering on exotics. Where people live make a difference. We're working on all of those variables. And hoping that we can, in fact, improve yield over the next several quarters.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Where you think it can go? I mean just a simple calculation if I take your revenue over handle it was 18% and Q1 it was 19% in Q2. Is that trends over 20%, 25% over time or --

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

I don't think that we want to get in to this kind of guidance

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

This won't come down again. It won't come down to 15%?

--------------------------------------------------------------------------------
Gary Sproule  - Youbet.com - CFO

None that I can for see at this point, but, you know.

--------------------------------------------------------------------------------
Josh Goldman  - Ardsley Partners - Analyst

Great. Thanks again. Continue to execute and great quarter

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

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

                                                                Final Transcript
--------------------------------------------------------------------------------
UBET - Q2 2003 Youbet.com Earnings Conference Call
--------------------------------------------------------------------------------

Thanks, Josh.

--------------------------------------------------------------------------------
Operator

At this time, I have no questions. I would like to turn the call back over to your, Mr. Champion .

--------------------------------------------------------------------------------
Charles Champion  - Youbet.com - President and CEO

I would -- I would like to conclude that the board of directors and others are great for their support or interests are paramount in every decision we make and every resource we expend. I want to thank you for taking time for supporting us and say good-bye. Thank you again.

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